Item 77Q(1)

THE WACHOVIA FUNDS

Amendment No. 13
to the
AMENDED AND RESTATED DECLARATION OF TRUST dated February 24, 1992


	Effective March 7, 1998:

	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Balanced Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Emerging Markets Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Equity Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Equity Index Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Fixed Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Growth & Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares

Wachovia Intermediate Fixed Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Money Market Fund
	Institutional Shares
	Investment Shares
Wachovia Prime Cash Management Fund
	Institutional Shares
Wachovia Quantitative Equity Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Short-Term Fixed Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Special Values Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Tax-Free Money Market Fund
	Institutional Shares
	Investment Shares
Wachovia U.S. Treasury Money Market Fund
	Institutional Shares
	Investment Shares"

	The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 4th day of March, 1998.

	WITNESS the due execution hereof this 4th day of March, 1998.


/s/ James A. Hanley			/s/ Samuel E. Hudgins
James A. Hanley				Samuel E. Hudgins

/s/ J. Berkley Ingram, Jr.		/s/ D. Dean Kaylor
J. Berkley Ingram, Jr.			D. Dean Kaylor

/s/ Charles S. Way, Jr.
Charles S. Way, Jr.






Item 77Q(1)

THE WACHOVIA FUNDS

Amendment No. 14
to the
AMENDED AND RESTATED DECLARATION OF TRUST dated February 24, 1992


	Effective July 1, 1999:

	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section
8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Balanced Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Emerging Markets Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Equity Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Equity Index Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Fixed Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Growth & Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Intermediate Fixed Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Money Market Fund
	Institutional Shares
	Investment Shares
Wachovia Personal Equity Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Prime Cash Management Fund
	Institutional Shares

Wachovia Quantitative Equity Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Short-Term Fixed Income Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Special Values Fund
	Class A Shares
	Class B Shares
	Class Y Shares
Wachovia Tax-Free Money Market Fund
	Institutional Shares
	Investment Shares
Wachovia U.S. Treasury Money Market Fund
	Institutional Shares
	Investment Shares"

	The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 3rd day of June, 1999.

	WITNESS the due execution hereof this 3rd day of June, 1999.



/s/ James A. Hanley			/s/ Samuel E. Hudgins
James A. Hanley				Samuel E. Hudgins

/s/ J. Berkley Ingram, Jr.		/s/ D. Dean Kaylor
J. Berkley Ingram, Jr.			D. Dean Kaylor

/s/ Charles S. Way, Jr.			/s/ Dr. Alvin J. Schexnider
Charles S. Way, Jr.			Dr. Alvin J. Schexnider